SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 11, 2000


                          ONE LIBERTY PROPERTIES, INC.
               (Exact name of registrant as specified in charter)




         Maryland                      0-11083                  13-3147497
         -----------------------------------------------------------------
        (State or other         (Commission file No.)        (IRS Employer
         jurisdiction of                                         I.D. No.)
         incorporation)


           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip code)


         Registrant's telephone number, including area code 516-466-3100
                                                            ------------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated April 11, 2000 (filed with the Securities and Exchange Commission on April 11, 2000), as set forth in the pages attached hereto.



Item 7.  Financial Statements and Exhibits

(a) and (b)  Financial Statements of Property Acquired and Pro Forma
                   Financial Statements


ESAB Corporate Headquarters Financial Statement for the year ended
  December 31, 1999

Report of Independent Auditors............................................ 1
Statement of Revenue and Certain Expenses..................................2
Notes to Statement of Revenue and Certain Expenses.........................3-4

One Liberty Pro Forma Consolidated Financial Statements (Unaudited)

Pro Forma Consolidated Financial Statements (Unaudited)................... 5
Pro Forma Consolidated Balance Sheet (Unaudited).......................... 6
Pro Forma Consolidated Income Statement (Unaudited)....................... 7
Notes to Pro Forma Consolidated Balance Sheet and Income
    Statement(Unaudited)...................................................8-9


(c)   Exhibits

       None


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         ONE LIBERTY PROPERTIES, INC.


Dated: Great Neck, NY               By: /s/ David W. Kalish
       May 10, 2000                 --------------------------------------
                                    David W. Kalish
                                    Vice President and Chief  Financial Officer



                           Report of Independent Auditors


To the Board of Directors of
One Liberty Properties, Inc.

We have audited the accompanying statement of revenue and certain expenses of the property known as ESAB Corporate Headquarters located in Hanover, Pennsylvania (the "Property"), as described in Note 1, for the year ended December 31, 1999. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of One Liberty Properties, Inc., and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Property, as described in Note 1, for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.



                                         /S/ Ernst & Young LLP
New York, New York
April 14, 2000





                           ESAB Corporate Headquarters

                    Statement of Revenue and Certain Expenses

                      For the year ended December 31, 1999


Revenue:
   Rental income                                        $ 1,338,341

Certain expenses:
  Management fee                                             36,800
   Insurance                                                  2,531
                                                        -----------
Total certain expenses                                       39,331
                                                        -----------

Revenue in excess of certain expenses                   $ 1,299,010
                                                        ===========


See accompanying notes.


                           ESAB Corporate Headquarters

               Notes to Statement of Revenue and Certain Expenses

                      For the year ended December 31, 1999


1. Basis of Presentation

Presented herein is the statement of revenue and certain expenses related to the operation of a one-story retail building, located in Hanover, Pennsylvania (the "Property"). The Property was purchased by a wholly owned subsidiary of One Liberty Properties, Inc. (the "Company") on April 11, 2000.

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate property. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the Property. Items excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

2. Use of Estimates

The preparation of a financial statement in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes.
Actual results could differ from those estimates.

3. Revenue Recognition

Rental income includes base rent that the tenant is required to pay in accordance with the terms of its lease reported on a straight line basis over the initial term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying lease amounted to approximately $45,000 for the year ended December 31, 1999.

4. Lease Agreement

The Property is leased under a noncancellable operating lease to one corporate tenant which expires in 2008, with renewal rights. The lease agreement is a net lease arrangement, which requires the tenant to pay not only rent but all the expenses of the Property including maintenance, taxes, utilities and insurance.

                           ESAB Corporate Headquarters

4. Lease Agreement (continued)

The minimum future rentals to be received under the operating lease in place at December 31, 1999, are as follows:

              Year ending December 31,
                2000                                        $     1,264,916
                2001                                              1,264,916
                2002                                              1,264,916
                2003                                              1,311,717
                2004                                              1,358,519
                Thereafter                                        4,754,817
                                                            =================
                                                            $    11,219,801
                                                            =================

                           One Liberty Properties, Inc.

                   Pro Forma Consolidated Financial Statements
                                   (Unaudited)


The unaudited pro forma consolidated balance sheet of One Liberty Properties, Inc. (the "Company") as of December 31, 1999, has been prepared as if the Company's acquisition of ESAB Corporate Headquarters (the "Property") had been consummated on December 31, 1999. The unaudited pro forma consolidated income statement for the year ended December 31, 1999, is presented as if the Company's acquisition of the Property occurred at January 1, 1999, and the effect was carried forward through the year.

The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Company's acquisition of the Property had occurred at January 1,1999, and for the year indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Company's 1999 annual report on Form 10-K.



                          One Liberty Properties, Inc.

                Pro Forma Consolidated Balance Sheet (Unaudited)

                             As of December 31, 1999

                             (Dollars in thousands)


                                                         The Company                           The Company
                                                          Historical        Purchase of         Pro Forma
                                                             (A)             Property          As Adjusted
                                                      -------------------------------------------------------

Assets
Real estate investments, at cost:
   Land                                                 $       16,639     $    2,293 (B)    $       18,932
   Buildings                                                    59,269          9,170 (B)            68,439
                                                      -------------------------------------------------------
                                                                75,908         11,463                87,371
Less accumulated depreciation                                    5,138              -                 5,138
                                                      -------------------------------------------------------
                                                                70,770         11,463                82,233

Cash and cash equivalents                                       11,247              -                11,247
Unbilled rent receivable                                         1,737              -                 1,737
Rent, interest, deposits and other receivables                     813              -                   813
Investment in BRT Realty Trust (related party)                     240              -                   240
Deferred financing costs                                           732             96 (C)               828
Other                                                              410              -                   410
                                                      =======================================================
                                                        $       85,949     $   11,559        $       97,508
                                                      =======================================================

Liabilities and stockholders' equity
Mortgages payable                                       $       35,735     $    9,015        $       44,750
Line of credit                                                       -          2,544 (D)             2,544
Accrued expenses and other liabilities                             410              -                   410
                                                      -------------------------------------------------------
Total liabilities                                               36,145         11,559                47,704
                                                      -------------------------------------------------------

Commitments and contingencies                                        -              -                     -

Minority interest in subsidiary                                      2              -                     2
                                                      -------------------------------------------------------

Stockholders' equity:
   Redeemable convertible preferred stock                       10,802              -                10,802
   Common stock                                                  2,980              -                 2,980
   Paid-in capital                                              31,338              -                31,338
   Accumulated other comprehensive income                           33              -                    33
   Accumulated undistributed net income                          4,649              -                 4,649
                                                      -------------------------------------------------------
Total stockholders' equity                                      49,802              -                49,802
                                                      =======================================================
                                                        $       85,949     $   11,559        $       97,508
                                                      =======================================================
See accompanying notes.



                          One Liberty Properties, Inc.

               Pro Forma Consolidated Income Statement (Unaudited)

                      For the year ended December 31, 1999

                  (Dollars in thousands except per share data)

                                       The Company       Purchase of                        The Company
                                        Historical        Property         Pro Forma         Pro Forma
                                           (A)               (B)          Adjustments       as Adjusted
                                     ----------------------------------------------------------------------

Revenues:
   Rental income                       $        8,831   $        1,338    $         4 (C)  $       10,173
   Interest and other income                    1,349                -              -               1,349
                                     ----------------------------------------------------------------------
                                               10,180            1,338              4              11,522
                                     ----------------------------------------------------------------------

Expenses:
   Depreciation and amortization                1,645                -            243 (D)           1,888
   Interest - mortgages payable                 2,543                -            686 (F)           3,229
   Interest - line of credit                        -                -            216 (E)             216
   Leasehold rent                                 289                -              -                 289
   General and administrative                     933               39            (37)(G)             935

                                     ----------------------------------------------------------------------
                                                5,410               39          1,108               6,557
                                     ----------------------------------------------------------------------

Income before gain on sale and
   minority interest                            4,770            1,299         (1,104)              4,965
                                     ----------------------------------------------------------------------

Gain on sale of real estate                        62                -              -                  62
Gain on sale of available-for-sale
   securities                                      64                -              -                  64
                                     ----------------------------------------------------------------------
                                                  126                -              -                 126
                                     ----------------------------------------------------------------------

Income before
   minority interest                            4,896            1,299         (1,104)              5,091
Minority interest                                 (17)               -              -                 (17)
                                     ======================================================================
Net income                             $        4,879   $        1,299    $    (1,104)     $        5,074
                                     ======================================================================

Calculation of net income
   applicable to common
   stockholders:
     Net income                        $        4,879   $        1,299    $    (1,104)     $        5,074
     Less dividends and accretion
       on preferred stock                       1,247                -              -               1,247
                                     ======================================================================
     Net income applicable to
       common stockholders             $        3,632   $        1,299    $    (1,104)     $        3,827
                                     ======================================================================

Net income per common share
   Basic (H)                           $         1.23                                      $         1.29
                                     =================                                   ==================
   Diluted (H)                         $         1.23                                      $         1.29
                                     =================                                   ==================

See accompanying notes.


                          One Liberty Properties, Inc.

        Notes to Pro Forma Consolidated Financial Statements (Unaudited)

                      For the year ended December 31, 1999



1. Notes to Pro Forma Consolidated Balance Sheet

(A) To reflect the consolidated balance sheet of One Liberty Properties, Inc. (the "Company") as of December 31, 1999, as reported on Form 10-K.

(B) To reflect the April 11, 2000 purchase price allocation for the Company's acquisition of the property located in Hanover, Pennsylvania (the "Property"), as of December 31, 1999, for approximately $11.5 million. There was no independent valuation performed on this property. $2.4 million of the purchase price was funded from the Company's revolving credit facility. The Company also assumed a mortgage note with an outstanding balance of approximately $9 million which was collateralized by the Property.

(C) To reflect financing costs incurred in connection with the assumption of the mortgage note described in (B) above.

(D)   To reflect the funds borrowed under the Company's line of credit.

2. Notes to Pro Forma Consolidated Income Statement

(A) To reflect the consolidated income statement of the Company for the year ended December 31, 1999, as reported on the Company's Form 10-K.

(B) To reflect the historical operations of the Property for the year ended December 31, 1999.

(C) Rental income from the Property adjusted to reflect straight line amounts as of January 1, 1999.

(D) To reflect straight line depreciation for the Property based on an estimated useful life of 40 years and straight line amortization for the financing costs described in 1-(C) above, over the life of the mortgage note (7 years).

                          One Liberty Properties, Inc.

        Notes to Pro Forma Consolidated Financial Statements (Unaudited)
                                   (Continued)


2. Notes to Pro Forma Consolidated Income Statement (continued)

(E) To reflect the interest expense for borrowings under the revolving credit facility used to fund a portion of the purchase price (approximately $2.5 million at 8.5%).

(F) To reflect the interest expense for borrowings under the mortgage note assumed and secured by the Property (approximately $9 million at 7.55%).

(G) To reflect the reduction of management fees paid to third parties as the Company will manage the Property internally.

(H) Basic net income per common share is calculated based on approximately 2,960,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 2,963,000 weighted average common shares and common share equivalents outstanding.